UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 29, 2008
Date of Report (Date of earliest event reported)

STRATEGIC AMERICAN OIL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-53313	98-0454144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 2015, 600 Leopard Street, Corpus Christi, Texas	78473
(Address of principal executive offices)	(Zip Code)

(361) 884-7474
Registrant's telephone number, including area code

Suite 240, 196 West 3rd Avenue, Vancouver, British Columbia, Canada, V5Y 1E9
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8       OTHER EVENTS

Item 8.01           Other Events

On August 29, 2008, Strategic American Oil Corporation (the "Company") determined to relocate its principal executive office to Suite 2015, 600 Leopard Street, Corpus Christi, Texas, 78473. The Company's telephone number is (361) 884-7474 and its fax number is (512) 233-2531.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
STRATEGIC AMERICAN OIL CORPORATION
Date: August 29, 2008.	"Johnathan Lindsay" Name: Johnathan Lindsay Title: Secretary, Treasurer and Chief Financial Officer

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